[INTERVOICEBRITE LOGO]

                                                                    Exhibit 10.7

                     CONFIDENTIAL TREATMENT REQUESTED UNDER
              17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.



                                  OEM AGREEMENT

===================================================== ================================================
                        OEM                                    BILLING ADDRESS (IF DIFFERENT)
----------------------------------------------------- ------------------------------------------------
General Magic, Inc.
----------------------------------------------------- ------------------------------------------------
                  Corporate Name                                       Corporate Name

----------------------------------------------------- ------------------------------------------------
                    Department                                           Department
420 North Mary Avenue
----------------------------------------------------- ------------------------------------------------
                      Address                                              Address
Sunnyvale, CA 94085
----------------------------------------------------- ------------------------------------------------
City                   State                  ZIP     City                  State                ZIP
President and CEO
----------------------------------------------------- ------------------------------------------------
                     Attention                                            Attention
===================================================== ================================================

                                    RECITALS


        A. WHEREAS, InterVoice-Brite, Inc. ("InterVoice-Brite") owns, develops, markets and supports the OneVoice Voice XML Media Gateway system (comprised of both hardware and software), which provides concurrent telephone and web-based access to enterprise data for call center and IVR applications, the InVision software design tools, the InterSoft software, and related products; and

        B. WHEREAS, General Magic, Inc. ("GMI") wishes to purchase certain systems and license certain software under the terms and conditions of this Agreement for the purpose of integrating or bundling the systems and or/ the software with certain of GMI's products or technology, and to distribute by sublicense the systems and software on a stand-alone basis and/or as part of GMI's integrated offering.

        NOW, THEREFORE, in consideration of the promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


1. PURCHASE AND PAYMENT

    (a) The fees for the Systems and/or Software sold or licensed to GMI pursuant to this Agreement, and for Maintenance and Support Services provided hereunder ("Maintenance and Support Fees"), shall be as specified in InterVoice-Brite's standard price list as it exists from time to time, subject to [**] (collectively "Fees").
         InterVoice-Brite agrees to provide GMI at least [**] prior written notice before the effective date of any increases in the standard list price. InterVoice-Brite agrees to provide GMI at least [**] prior written notice of any before the effective date of any increases in the standard list price. For the purposes of this paragraph the term The [**] and the Maintenance and Support Fees listed in Schedules A and B shall be effective as of the date of this Agreement and shall continue until expiration of the Agreement. Fees are nonrefundable.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

    (b) Beneficial and legal title, and risk of loss or damage, to a System shall transfer to GMI upon delivery. Delivery shall be made FOB, InterVoice-Brite, Dallas, Texas. InterVoice-Brite will contract on behalf of GMI for shipping and insurance. All prices are exclusive of all federal, state, municipal, or other government, occupational, sales, excise, use or similar taxes and, therefore, are subject to an increase in the amount of any such applicable taxes that InterVoice-Brite is required to collect, except to the extent that GMI has previously delivered a valid certificate evidencing that GMI is exempt from an obligation to pay any such otherwise applicable taxes. Without limiting the foregoing, InterVoice-Brite will not become obligated to deliver a System to any state, until GMI provides InterVoice-Brite with a reseller's certificate evidencing GMI's exemption from sales tax obligations in such state.

    (c) Fees for Systems and Software ordered on a given purchase order will be invoiced by InterVoice-Brite upon receipt of the order. The amount invoiced shall be due and payable from GMI to InterVoice-Brite within [**] after the date of shipment to GMI. Payment of the annual Maintenance and Support Fees will be due quarterly at [**] after the end of each quarter. GMI will pay InterVoice-Brite all other amounts due under this Agreement within [**] after the date of receipt of the InterVoice-Brite invoice therefor. All invoices will be expressed in U.S. dollars, and all payments shall be made in U.S. dollars. GMI shall notify InterVoice-Brite in writing if it disputes payment of any charges and will provide reasonable evidence for such dispute and InterVoice-Brite agrees to work with GMI in good faith to resolve such dispute within [**] of receipt of such notice. GMI may withhold payment of disputed charges pending resolution of the dispute. If the parties cannot agree on a resolution within [**], they shall escalate the dispute to as provided in Section 12(l) of this Agreement.

    (d) Nothing in this Agreement shall be deemed to limit GMI's right to determine prices for resale.

    (e) During the Term, GMI may order Systems and Software from InterVoice-Brite by (i) written purchase order signed by GMI or (ii) faxed purchase order, immediately followed by a confirming purchase order signed by GMI. Purchase orders will be submitted in a form substantially similar to the form of purchase order attached as Exhibit
         A. Each such purchase order issued to InterVoice-Brite shall specify the shipment date. Any terms and conditions on such purchase order form, or any other purchase order submitted by GMI, that are inconsistent with or contradict the terms of this Agreement shall not be considered part of the purchase order and shall be of no force or effect. InterVoice-Brite shall accept all purchase orders from GMI that meet the requirements of this Agreement and confirm receipt and acceptance of each purchase order submitted by GMI within [**] after receipt; provided, however, that for so long as GMI is delinquent in payment of any amounts due and payable hereunder, InterVoice-Brite shall be under no obligation to accept such orders in excess of [**]. In the event that InterVoice-Brite accepts a purchase order, InterVoice-Brite shall use [**] efforts to deliver ordered Systems and copies of the Software and related Documentation to GMI by the date specified on the accepted purchase order, which shall be deemed accepted by GMI upon receipt.

    (f) RECORDS. At all times during the Term of this Agreement, and for at least [**] thereafter, GMI will maintain complete and accurate records with respect to its activities under this Agreement, including a complete list of all copies of the Software, Integrated System and Documentation made by GMI and a complete list of End User names, and addresses, and any other data needed for verification of amounts to be paid to InterVoice-Brite under this Agreement. All information referred to in this Section maintained by GMI shall be subject to the confidentiality and access restrictions set forth in Section 4, and InterVoice-Brite agrees that it will have no access to such information unless consent to such access is expressly agreed to in writing by GMI.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

    (g) AUDIT RIGHTS. At InterVoice-Brite's written request not more frequently than [**], GMI shall furnish InterVoice-Brite with a certificate signed by an officer of GMI verifying that the Systems, Software, Integrated Systems and Documentation are being used in accordance with the provisions of this Agreement. In addition, InterVoice-Brite may, not more than once annually, during normal business hours and upon at least [**] prior written notice, have an independent audit firm selected by InterVoice-Brite ("Auditor") and reasonably acceptable to GMI audit GMI's records relating to its compliance, including payment, under this Agreement in order to verify compliance with the terms of this Agreement. The audit will be conducted at InterVoice-Brite's expense unless the audit reveals that GMI has underpaid amounts owed to InterVoice-Brite by [**] or more in any given quarter, in which case GMI will reimburse InterVoice-Brite for all reasonable costs and expenses incurred by InterVoice-Brite in connection with such audit. The Auditor is not authorized to reveal to InterVoice-Brite or any third party any other information concerning GMI's business or customers including without limitation, the names of such customers. GMI will pay to InterVoice-Brite any amounts shown by any such audit to be owing within [**]of the receipt of an invoice. All information provided to InterVoice-Brite or the independent audit firm pursuant to this section shall be deemed Confidential Information of GMI under
         Section 4 (Confidential Information) of this Agreement.

2.  TERMS AND SCOPE

    (a) Subject to the terms and conditions of this Agreement, InterVoice-Brite hereby appoints GMI to serve as an OEM for InterVoice-Brite, and authorizes GMI to sell the Systems and license the Software, whether on a stand-alone basis or as part of an Integrated System, on a non-exclusive basis to Customers for delivery in [**] (the "Territory"). Within [**] after execution of this Agreement, the parties will extend the Territory to jurisdictions [**], pursuant to a separate written addendum or amendment, which shall be structured and drafted to comport with all applicable laws, regulations and requirements of such foreign jurisdiction(s). GMI understands and agrees that GMI such extension will only be made into countries listed on Schedule C to this Agreement or such other countries as the parties may agree from time to time (the "Agreed Countries"). GMI understands that use of the Systems in countries other than the Agreed Countries, may require InterVoice-Brite to obtain System and/or Software homologations required in that country. If InterVoice-Brite chooses to obtain such homologations, GMI agrees to provide InterVoice-Brite with any support that may be needed from GMI in such process. InterVoice-Brite may, but is under no obligation to obtain homologation in a given country for a System. GMI understands that the System lists for each country may be different based on the homologation obtained.

    (b) The effective date of this Agreement shall be the last date of execution by the parties hereto ("Effective Date"). The initial term of this Agreement shall be thirty-six (36) months commencing on the Effective Date (the "Initial Term"), and will automatically be renewed thereafter for additional twelve (12) month periods (each a "Renewal Term") unless either party terminates this Agreement as of the expiration of the Initial Term or at any anniversary date thereafter, by providing [**] prior written notice to the other party. The Initial Term and the Renewal Terms are collectively referred to as the "Term."

    (c) Before allowing a subdistributor to distribute the Software, whether alone or as part of an Integrated System, and the related documentation to any customer, GMI must enter into a binding, written agreement with such subdistributor, enforceable against the subdistributor, that contains terms and conditions at least as protective of and beneficial to InterVoice-Brite as the terms of this Agreement ("Subdistributor Agreement"). GMI will enforce each such agreement with at least the same degree of diligence that it uses to enforce similar

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

          agreements for its own products or other software products distributed by it or other subdistributors, but in no event less than reasonable diligence. GMI will immediately notify InterVoice-Brite if it has actual knowledge of any breach of any such agreement to the extent it relates to the System, Software or Documentation.

3.  LICENSE; PROPRIETARY RIGHTS

    (a) As used in this Agreement the following terms have the meanings given to them below:

         "Custom Call Flow" means the design and software developed by GMI or InterVoice-Brite for GMI's Customer's customized call flow pursuant to mutually agreed functional specifications and using InterVoice-Brite's InVision design tools. GMI [**] will own the Custom Call Flows provided that the Custom Call Flow does not include any of InterVoice-Brite's Design Software , such as InVision, any of InterVoice-Brite's Product Software, such as the OneVoice VoiceXML Media Gateway (the "IVB Gateway") and the InterSoft software, or any other software owned by InterVoice-Brite or its suppliers prior to the development of the Custom Call Flow, or developed by InterVoice-Brite or its suppliers independent from the development of any Custom Call Flow for GMI's Customer and without reference to any confidential information provided to InterVoice-Brite by GMI's Customer. For the purposes hereof, "functional specifications" means functional specifications provided by GMI or GMI's Customers for customization of Product Software or customization or development of application software. Functional specifications (to the extent InterVoice-Brite has knowledge of such functional specifications) shall be deemed Confidential Information provided by GMI to InterVoice-Brite subject to the provisions of this Agreement governing Confidential Information.

         "Design Software" means InterVoice-Brite's InVision software and/or other design tools at any time made available by InterVoice-Brite, that may be used to bundle or integrate GMI Products with the System and/or Software to create Integrated Systems or that may be used to design the Custom Call Flows for GMI or GMI's customers.

         "Documentation" means the user guides, operating manuals, technical literature and other documentation for installation and use of the Systems and Software furnished to GMI, whether in written or electronic form, and whether in the form originally supplied by InterVoice-Brite to GMI, or as modified by GMI pursuant to Section 3(d).

         "GMI Product" means GMI's commercially available product or products, which may be hardware, software or a combination thereof as set out on Schedule D.

         "Integrated System" means the System and the Software bundled or integrated with a GMI Product.

         "Intellectual Property" means any and all patents and copyrights, whether registered or unregistered, and all trade secrets, and know-how.

         "Product Software" means any of InterVoice-Brite's system and operating software (which has not been customized for a particular customer application) marketed by InterVoice-Brite, including without limitation, the IVB Gateway, the InterSoft software products, InnerView, Media Manager, and all features marketed for sale therewith.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

         "Software" means collectively, the Product Software and/or the Design Software and all updates and upgrades thereto.

         "Systems" means the commercially available product or products of InterVoice-Brite identified in Schedule A, which may be hardware, or a combination of hardware and Software.


    (b) Subject to the terms and conditions of this Agreement, InterVoice-Brite hereby grants to GMI, during the Term of the Agreement, a worldwide, non-exclusive, non-transferable (except as permitted under Section 11(c) (Assignment) license to practice all InterVoice-Brite Intellectual Property rights to the extent such Intellectual Property rights are practiced in the normal operation of the Software and Systems licensed hereunder; however this grant does not confer any rights to practice any Intellectual Property rights of InterVoice-Brite in connection with products other than the Systems and Software licensed hereunder:

         (i) to license and distribute (either directly or indirectly through subdistributors) the Product Software with Systems either on a stand-alone basis or as part of an Integrated System;

         (ii) to license and distribute (either directly or indirectly through subdistributors) the Design Software either on a stand-alone basis or as part of an Integrated System, for the purpose of developing and testing voice applications; and

         (iii) to internally use and reproduce the Software and Systems for the purpose of developing, testing and staging the Integrated System and applications for the Software, Systems and/or Integrated System, for the purpose of developing demonstration systems and conducting demonstrations of such systems for potential customers, and for the purposes of supporting Customers of the Software, Systems and Integrated Systems.

    (c) GMI may make [**] copies of the Software reasonably necessary for internal archival and backup purposes as well as for disaster recovery.

    (d) Subject to the terms and conditions of this Agreement, InterVoice-Brite hereby grants to GMI, during the Term of the Agreement, a worldwide, non-exclusive, non-transferable (except as permitted under Section 11(c) (Assignment)) license to modify the Documentation provided by InterVoice-Brite by creating technically accurate subsets and supersets thereof solely for use of the Documentation in connection with those uses of the Systems and Software permitted under this Agreement, and to reproduce and distribute the Documentation in its original form or as modified by GMI together with each copy of the Software distributed to customers, whether alone or as part of an Integrated System so long as GMI does not remove any copyright notices or other proprietary rights notices in such Documentation.

    (e) As InterVoice-Brite enhances the Systems and Software, it may make any significant new features or functionality available as separate product not included as of the Effective Date on Schedule A or in the InterVoice-Brite Product Sales Guide as it exists as of the Effective Date. As such product becomes available, InterVoice-Brite shall [**] license and distribution [**] to be determined by the parties.

    (f) GMI acknowledges and agrees that, GMI will not, and GMI will use [**] efforts to ensure that its sub-distributors and other customers will not, without payment of the additional required fee to InterVoice-Brite, use, sell or license any Software features resident on hardware board System components (such as InterVoice-


--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

         Brite's Shared Resource Cards 1 and 2) other than the features which are paid for at the time the hardware board is ordered from InterVoice-Brite.

    (g) InterVoice-Brite retains all proprietary rights in all designs, engineering details and other information pertaining to the Systems and Software (other than the Custom Call Flows) and to all discoveries, modifications, improvements, inventions, patent rights, trade secrets, know-how, software (including the Software) and other proprietary data arising out of work done by or on behalf of InterVoice-Brite in connection with designing, manufacturing, servicing, installing and testing of same, including the sole right to manufacture and market same except as granted by this Agreement. GMI agrees to hold the Systems and Software (other than Custom Call Flows) subject to such reservations.

    (h) The parties acknowledge and agree that GMI shall retain all of its right, title and interest in and to the GMI Products, and all copies, modifications, extensions and derivative works thereof (by whomever produced), including all intellectual property rights therein and thereto, and that InterVoice-Brite does not acquire any rights or licenses therein or thereto, except those expressly granted in this Agreement.

    (i) Subject to the terms and conditions of this Agreement, InterVoice-Brite hereby grants to GMI a non-exclusive, non-transferable (except as permitted under Section 12(e) (Assignment)), non-sublicensable and limited license to use and reproduce the InterVoice-Brite Trademarks solely in connection with the advertising, marketing and distribution of the Systems and Software, whether alone or as part of an Integrated System, and related Documentation. GMI agrees to state in appropriate places on all materials using the InterVoice-Brite Trademarks that such trademarks are the trademarks of InterVoice-Brite, and to include the symbol (TM) or (R) as appropriate. GMI agrees not to take any action inconsistent with InterVoice-Brite's ownership of the InterVoice-Brite Trademarks and further agrees not to adopt, use or attempt to register any trademarks or trade names that are confusingly similar to the InterVoice-Brite Trademarks or in such a way as to create combination marks with the InterVoice-Brite Trademarks. Any reproduction of an InterVoice-Brite Trademark shall be a true reproduction, and samples of all materials that use the InterVoice-Brite Trademarks shall be provided to InterVoice-Brite upon request. At InterVoice-Brite's request, GMI will modify or discontinue, in whole or in part, any use of the InterVoice-Brite Trademarks if, in InterVoice-Brite's [**], GMI's use of the InterVoice-Brite Trademarks does not comply with InterVoice-Brite's then-current trademark usage policy and guidelines.

    (j) InterVoice-Brite will furnish GMI, [**], a reasonable supply of any sales brochures, technical documentation, and similar material. InterVoice-Brite shall deliver to GMI all electronic versions of training and Documentation. GMI shall have a [**] right to modify, use, copy and distribute such Documentation in order to support the sales, licensing, use, and support of Systems and/or Software.

    (k) GMI agrees that as a condition of its rights hereunder it will not delete, alter or obscure any proprietary rights notices (including but not limited to copyright and trademark notices) of InterVoice-Brite, its licensors or suppliers that appear on or within a System or each copy of the Software and the Documentation as delivered by InterVoice-Brite to GMI, and that it will reproduce all such notices on any copies of the Systems, Software, and Documentation permitted under this Agreement.

    (l) Notwithstanding any other provision of this Agreement, InterVoice-Brite hereby acknowledges and agrees that GMI may, in its absolute and sole discretion, private label or brand the IVB Gateway and, upon the written consent of InterVoice-Brite, which consent shall not be unreasonably withheld, the InVision Design Software, acquired under

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

         this Agreement using GMI trademarks. If GMI determines to private label or brand any such products, GMI may do so using any name, mark, trade name, brand and/or trademark that it chooses. Any such names, marks, trade names, brands and/or trademarks may be displayed on or with such products or the Integrated System in any manner chosen by GMI. Except as otherwise agreed in Section 3(k), GMI will have no obligation to in any way display or use any name, mark, trade name, brand or trademark of InterVoice-Brite on or with any products that GMI chooses to private label or brand. Except as otherwise provided in this Agreement, nothing herein will in any way convey to either party any right, title or interest in any names, marks, trade names, brands and/or trademarks of the other party. GMI may also, if it so chooses, display any name, mark, trade name brand or trademark of InterVoice-Brite in accordance with any reasonable instructions conveyed to GMI in writing in accordance with the notice provisions of this Agreement. All goodwill in any mark or brand name of GMI shall belong exclusively to GMI.

    (m) InterVoice-Brite will provide to GMI, [**], a fully loaded and operational non-transferable IVB Gateway (including the companion custom InterVoice-Brite board) for internal use as a development system for trial, demonstration and development purposes in accordance with
         Section 7(f) hereof, as well as InterVoice-Brite's standard sales and license documentation. Up to [**] non-transferable IVB Gateway software and companion custom InterVoice-Brite boards may be provided by InterVoice-Brite to GMI upon GMI's reasonable request for trial, demonstration and development purposes. InterVoice-Brite agrees to provide [**] the IVB Gateway software and companion custom InterVoice-Brite boards for GMI's existing voice gateway customers. InterVoice-Brite will provide all applicable documentation, installation and training for these deliverables [**].

    (n) InterVoice-Brite will use [**] efforts to provide [**] of new releases of the Systems and Software at least [**] prior to the date that such products become commercially available and GMI will make [**] efforts to achieve [**] with InterVoice-Brite's new releases of the Systems and Software within [**] days after the date such products becomes generally available.

4.  CONFIDENTIAL INFORMATION

    (a) "Confidential Information" means any information concerning its business that a party considers proprietary or confidential, including but not limited to technical, financial, sales, marketing, strategic, personnel, planning and other information. Each party may from time to time during the Term of this Agreement disclose its Confidential Information to the other party. The disclosing party will mark all Confidential Information in tangible form as "confidential" or "proprietary" or with a similar legend. The disclosing party will identify all Confidential Information disclosed orally as confidential at the time of disclosure. Regardless of whether so marked or identified, however, any information that the receiving party knew or should have known was considered confidential or proprietary by the disclosing party, will be considered to be Confidential Information of the disclosing party for the purposes of this Agreement.

    (b) Each party agrees that it will not make use of the other party's Confidential Information, nor will it disseminate or in any way disclose such information to any person, firm or business, except in each case as authorized by this Agreement and then only to the extent necessary for performance of this Agreement. Each party agrees that it will disclose Confidential Information of the other party only to those of its employees and individual independent contractors who need to know such information to perform their duties in connection with the performance of this Agreement and who are bound by an obligation of confidentiality with respect thereto no less restrictive than the receiving party's obligation hereunder. Each party agrees that it will protect all Confidential Information of the other party from unauthorized use, access or disclosure with the same


--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

         degree of care as it protects its own confidential information of like nature, and in no case less than reasonable care.

    (c) The receiving party's obligations with respect to any portion of the Confidential Information of the disclosing party shall terminate when the receiving party can show that (i) the Confidential Information was in the public domain at the time it was communicated to the receiving party by the disclosing party; (ii) it entered the public domain subsequent to the time it was communicated to the receiving party by the disclosing party through no fault of the receiving party; (iii) it was in the receiving party's possession free of any obligation of confidence at the time it was communicated to the receiving party by the disclosing party; (iv) it subsequently came into the receiving party's possession from a third party free of any obligation of confidence to the disclosing party; or (v) it was developed by employees or agents of the receiving party independently of and without reference to any Confidential Information communicated to the receiving party by the disclosing party. In addition, Section 4(b) will not be construed to prohibit any disclosure to the extent that it is (x) necessary to establish the rights of either party under this Agreement; or (y) required by the valid order or subpoena of a court or other governmental body or otherwise required by law, provided that the party required to make such disclosure notifies the other party promptly and in writing and reasonably cooperates with the other party in any effort to contest or limit the scope of such disclosure.

    (d) Upon termination or expiration of this Agreement, each party shall promptly return or destroy all Confidential Information disclosed by the other party, and, upon request of the other party, shall promptly certify in a writing signed by an officer that all such materials of the requesting party have been returned or destroyed.

5.  END-USER AGREEMENTS

    (a) GMI will use [**] efforts to protect InterVoice-Brite's rights in the Systems and Software by requiring that each end-user agreement with GMI's customers of InterVoice-Brite's Systems and/or Software or Integrated Products ("Customers") will contain terms at least as protective of and beneficial to InterVoice-Brite as the following provisions in order to protect InterVoice-Brite's proprietary rights:

         Customer is granted a non-exclusive license to use the Software in accordance with the limitations set forth in the end user agreement and so long as paid for in advance of use. Customer acknowledges that System may incorporate components which insure that Software can only be used in accordance with the rights licensed under the end user agreement. All copies of the Software remain the property of InterVoice-Brite or its affiliates or suppliers. Customer will not modify, reverse engineer, decompile, disassemble, or derive source code from the Software. Customer shall not sublicense, assign or otherwise transfer the Software except pursuant to a transfer of all or substantially all of its business, whether by merger, sale of assets, sale of stock or otherwise.

         Customer agrees that information (including Software) furnished it by InterVoice-Brite marked as confidential or proprietary will be accepted by Customer subject to substantially the same terms and conditions that govern the exchange of Confidential Information by the parties under this Agreement.

         Upon Customer's material breach of the terms of the above license or other restrictions concerning confidentiality or proprietary rights, GMI may terminate the license at any time by written notice to Customer.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

         GMI, its licensors and suppliers retain all proprietary rights in all designs, engineering details and other data pertaining to the InterVoice-Brite System and Software and to all discoveries, inventions, patent rights, trade secrets, know-how and other proprietary data arising out of work done by or on behalf of GMI, its licensors and suppliers in connection with designing, manufacturing, servicing, installing and testing the System and Software, including the sole right to manufacture and market the System and Software. Customer agrees to hold the System and Software subject to such reservations.

    (b) Any warranty in excess of that provided to GMI under this Agreement provisions pertaining to Systems and Software in GMI's Customer agreements must be approved in writing by InterVoice-Brite, which approval will not be unreasonably withheld.

6.  INDEMNIFICATION

    (a) InterVoice-Brite will indemnify, hold harmless and defend GMI at InterVoice-Brite's own expense against any claim, suits, damages, liabilities, costs, and expenses (including reasonable attorneys fees) to the extent incurred because of any third party claim that any use or license of any System or Software as provided by InterVoice-Brite hereunder, [**]; provided that GMI promptly notifies InterVoice-Brite of any such claim after receiving service of process, provides reasonable assistance to InterVoice-Brite and allows InterVoice-Brite to control any resulting litigation and/or settlement negotiations. InterVoice-Brite shall have no obligation with respect to any such claim of infringement based upon GMI's modification of any System or Software or their combination, operation or use with apparatus, data or computer programs not furnished by InterVoice-Brite if the alleged infringement would have been avoided absent such modification, combination, operation or use. If a claim of infringement described in this paragraph does occur, or in InterVoice-Brite's opinion is likely to occur, InterVoice-Brite will, at its option and expense, (i) modify the System or Software so that it is no longer infringing while performing substantially the same function, (ii) obtain for GMI the right to continue using the System or Software or (iii) if (i) and (ii) are not reasonably procurable, require GMI to return the System or Software in exchange for a refund of its purchase price less depreciation based upon a [**] basis.

    (b) GMI will indemnify, hold harmless and defend InterVoice-Brite at GMI's own expense against any claim, suit, damages, liabilities, costs and expenses (including reasonable attorneys fees) to the extent incurred because of any third party claim that use or license of any [**]; provided that InterVoice-Brite promptly notifies GMI of any such claim after receiving service of process, provides all reasonable assistance to GMI and allows GMI to control any resulting litigation and/or settlement negotiations.

    (c) Except to the extent InterVoice-Brite is obligated to defend and indemnify GMI pursuant to Section 6(a), or to the extent InterVoice-Brite is held liable under any final judgment thereunder, GMI shall, at its expense, defend, indemnify and hold InterVoice-Brite harmless from and against any action brought by a third party against InterVoice-Brite to the extent that the action is based upon a claim arising from or related to [**], and shall pay those costs and damages finally awarded against InterVoice-Brite, or those costs and damages agreed to in a monetary settlement of such action, provided that InterVoice-Brite (a) promptly notifies GMI in writing of the action,
         (b) gives GMI sole control of the defense thereof and all related settlement negotiations, and (c) cooperates with GMI and, at GMI's request and expense, assists in such defense. Without limiting the foregoing, InterVoice-Brite will have the right to participate in any such defense at its cost and subject to GMI's ultimate authority and control.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

    (d) This Section 6 states the entire liability and sole remedy of the parties with respect to infringement of any patent, copyright, trade secret or other proprietary right arising under or in connection with this Agreement.

7.  MARKETING AND SUPPORT

     (a) GMI will use [**] efforts to pursue and promote sales of Integrated Systems and license of the Software, whether on a stand-alone basis or as part of an Integrated System, to its customers who have use for such Integrated Systems or Software and in a manner that reflects favorably on the good will and reputation of the parties.

    (b)  Where applicable in GMI's sole reasonable discretion, GMI will use
         [**] efforts to (i) define and describe each GMI Customer's application development requirements, (ii) develop Custom Call Flows to satisfy such requirements, and (iii) install, test and obtain Customer acceptance of Systems and Software or Integrated Systems sold or licensed to such GMI Customer.

    (c) Where applicable in GMI's sole reasonable discretion, GMI will use [**] efforts to (i) define and describe modifications to Custom Call Flows requested by a GMI Customer, (ii) develop such modifications to Custom Call Flows, and (iii) install, test and obtain customer acceptance of such modifications to Custom Call Flows.

    (d) GMI, [**], shall maintain adequate supplies of promotional materials and documentation to promote and sell Systems and/or Software as well as the Integrated Systems in accordance with this Agreement.

    (e) InterVoice-Brite shall provide GMI support as provided in Exhibit E (Support). GMI shall be responsible for Level 1 and Level 2 technical support (as defined in Schedule E) related to any System and/or Software sublicensed by GMI in accordance with this Agreement. InterVoice-Brite shall be responsible for the provision of Level 3 technical support (as defined in Schedule E) to GMI with respect to such Systems and/or Software.

    (f) GMI will maintain a development system (as described in the Price List) in a standard InterVoice-Brite configuration with a valid RealCare Agreement.

    (g) GMI may request, and upon request InterVoice-Brite will provide, installation services, applications development services, maintenance and repair services, and other services to GMI and GMI Customers not provided pursuant to Exhibit E at InterVoice-Brite's then current terms, conditions and prices.

    (h) GMI shall at all times during the Term of this Agreement, at its own cost and expense, carry and maintain comprehensive general liability, errors and omissions, automobile liability and workers compensation insurance coverage in amounts reasonably acceptable to InterVoice-Brite. GMI shall forward to InterVoice-Brite certificates of such insurance issued by the insuring carrier or carriers. The certificate(s) shall provide that [**] prior written notice of cancellation of, or material change or exclusions in the policy to which certificate(s) relate shall be given to InterVoice-Brite. GMI shall not commence any work hereunder until the obligations of GMI with respect to insurance have been fulfilled. The fulfillment of such obligations, however, shall not otherwise relieve GMI of any liability assumed hereunder or in any way modify GMI's obligations to indemnify InterVoice-Brite. GMI shall require its subcontractors who may enter upon InterVoice-Brite's premises to maintain insurance as described above.

8.  WARRANTY

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

    Each System and Software is warranted free from defects in design, material and workmanship for [**] after the date of shipment. InterVoice-Brite's warranty is contingent upon use and application of the System and Software in accordance with applicable Documentation and specifications and does not cover repair or replacement caused by: (i) failure to provide a suitable environment prescribed by InterVoice-Brite; (ii) neglect, accident, disaster (including water, wind and lightning), transportation or vandalism; (iii) alterations or modifications which are not approved by InterVoice-Brite;
    (iv) attachments, machines or accessories not provided by or approved by InterVoice-Brite; or (v) maintenance or repair not performed by InterVoice-Brite. InterVoice-Brite shall, at its option, repair or replace any defective System or Software reported to InterVoice-Brite during the warranty period. GMI acknowledges that InterVoice-Brite has not made any representation or warranty (regarding the products and services which are the subject of this Agreement) which is not expressly set forth herein. EXCEPT AS SET FORTH HEREIN, INTERVOICE-BRITE DISCLAIMS ANY WARRANTY WITH RESPECT TO THE MERCHANTABILITY, DESIGN, CONDITION, DURABILITY, PERFORMANCE, QUALITY, CAPACITY OR FITNESS FOR A PARTICULAR PURPOSE OF SUCH SERVICES OR SYSTEMS OR SOFTWARE. GMI acknowledges and agrees that the pricing of the Systems, Software and services which are the subject of this Agreement reflects the intent of the parties to limit InterVoice-Brite's liability as provided herein.

9.    LIMITATION OF LIABILITY

    (a) EXCEPT WITH RESPECT TO [**], IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, OR LOSS OR CORRUPTION OF DATA, OR FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, INCURRED IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, INCLUDING THE FURNISHING, PERFORMANCE OR USE OF THE SYSTEMS, SOFTWARE OR DOCUMENTATION PROVIDED HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. [**], IN NO EVENT WILL EITHER PARTY'S TOTAL CUMULATIVE LIABILITY UNDER THIS AGREEMENT (OTHER THAN FOR PAYMENT OF LICENSE FEES, SUPPORT AND MAINTENANCE FEES, AND ANY OTHER AMOUNTS OWED TO INTERVOICE-BRITE UNDER THIS AGREEMENT) [**]. GMI AGREES THAT IN NO EVENT WILL ANY INTERVOICE-BRITE LICENSOR OR SUPPLIER HAVE ANY LIABILITY OF ANY KIND TO GMI UNDER OR IN CONNECTION WITH THIS AGREEMENT, AND ALL SUCH PARTIES ARE INTENDED BENEFICIARIES OF THIS SECTION.

         The foregoing limitations of liability are independent of any exclusive remedies for breach of warranty and shall apply even if any remedy available to the parties hereunder is found to have failed of its essential purpose. GMI acknowledges that the compensation to InterVoice-Brite provided in this Agreement reflects the allocation of risks between the parties under this Agreement, including the foregoing limitations on liability, and that InterVoice-Brite would not enter into this Agreement in the absence of these limitations on its liability.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

    (b) Neither party shall be liable for any default or delays in delivery hereunder due to floods, riots, fires, strikes, accidents, delays of carriers, shortages of materials, government regulation enacted after the date of this Agreement, explosions, wars, acts or omissions of the other party or any other cause, whether similar or dissimilar to those listed, beyond the reasonable control of that party. If any such event occurs, the nonperforming party shall make reasonable efforts to notify the other party of the nature of any such condition and the extent of the delay.

10. TERMINATION

    (a) This Agreement may be terminated by mutual consent or immediately upon written notice if any of the following events shall have occurred:

         (i) Termination for Bankruptcy. This Agreement shall automatically be terminated upon the occurrence of any of the following events: either party shall apply for or consent to the appointment of or taking of possession by a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property, or make a general assignment for the benefit of creditors, or commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect) or any similar laws respecting debtors' and creditors' rights in any other jurisdiction, or fail to contest in a timely or appropriate manner or acquiesce in writing to any petition filed against it in an involuntary case under such Bankruptcy Code or any similar laws or any application for the appointment of a receiver, custodian, trustee, or liquidation of itself or of all or a substantial part of its property, or its reorganization, or dissolution or admit its inability to pay its debts as they become due. For purposes of this Section 10, the references to the parties hereto shall be deemed to include any firm or corporation controlling either party.

         (ii) Termination for Breach. In the event that either party materially defaults in the performance of any of its duties and obligations hereunder (other than a default described in Section 10(a)(i) above), which default shall not be substantially cured within [**] after written notice is given to the defaulting party specifying the default. A payment default which is not cured within [**] after written notice is given by the non-defaulting party shall be deemed a material default.

    (b)  EFFECT OF TERMINATION.

         (i) Wind Down; License Termination. During the [**] period beginning upon the effective date of any termination or expiration of this Agreement for any reason ("Wind Down Period"), all rights and obligations of the parties under this Agreement (other than those under Section 7(a) through 7(d) and Section 12(j)) will continue in accordance with, and subject to, the terms and conditions of this Agreement at the same prices and [**] as in effect in the last year of this Agreement in order to allow the parties to wind down their relationship. Upon expiration of the Wind Down Period, all licenses granted to GMI, and all support obligations of the parties, under this Agreement will immediately terminate, and all amounts payable to InterVoice-Brite hereunder shall become immediately due and owing. Except as permitted pursuant to
               Section 10 (b)(ii) (Permitted Uses), upon expiration of the Wind Down Period, GMI shall discontinue all further use of the InterVoice-Brite trademarks and all further use, reproduction and distribution of the Systems, Software, Integrated System and Documentation, and shall immediately return to InterVoice-Brite all copies of the Systems, Software, Integrated System and Documentation, and certify to InterVoice-Brite in a writing, signed by an officer of GMI, that it has fully complied with this requirement.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

         (ii) Permitted Uses. GMI may keep a reasonable numbers of copies of the Software and Documentation solely for use by GMI in supporting Customers who have licensed the Integrated System.

         (iii) End-User Agreements. Each Customer to whom the Systems, Software and/or an Integrated System is licensed hereunder shall be permitted the continued use of such System or Software for the balance of the term, and in accordance with the provisions, of the applicable Customer agreement, provided that and so long as such Customer is not in default of its Customer agreement

         (iv) Upon termination or expiration of the Wind Down Period, the rights and duties of the parties under Sections 1, 3(a), 3(g), 3(h), 4, 6, 7(e), 8, 9, 10(b) and 12 (other than 12 (a) and 12
               (j)) shall survive such termination, except that Section 1(f) shall survive for the period set forth therein, and Sections 1(g) and 6 shall survive for [**] after the date of termination or expiration. GMI'S obligations, including payment obligations, with respect to Systems and Software delivered and services rendered prior to termination will not be effected by any termination of this Agreement.

11. SOURCE CODE ESCROW AND LICENSE.

    Promptly after execution of this Agreement and in accordance with the Escrow Agreement, attached hereto as Schedule F executed by the parties concurrently with this Agreement, InterVoice-Brite shall deliver the Software and Documentation ("Deposit Materials") to the identified escrow company to be held in escrow at GMI's expense. Subject to the terms and conditions of this Agreement and the Escrow Agreement, InterVoice-Brite grants to GMI upon release of the Deposit Materials a perpetual, non-exclusive, non-transferable, non-sublicensable license to the Deposit Materials to allow GMI to maintain, and correct errors in the Software, and otherwise provide support to GMI customers of the Software (but not to otherwise modify or create derivative works of the Deposit Materials); provided that GMI may exercise this license to the Deposit Materials with respect to the Software if, only if, and only to the extent that at any time during the term of this Agreement InterVoice-Brite terminates the sales and/or support of the Software and Systems or ceases to do business (a "Release Condition"), and GMI obtains the Deposit Materials pursuant to the terms and conditions of the Escrow Agreement, and further provided that GMI may exercise this license to the Deposit Materials if, and only if, it is not then in material breach of this Agreement.

12. MISCELLANEOUS

    (a) USE OF GMI'S NAME AND TRADEMARKS. GMI grants to InterVoice-Brite the right to disclose on its web site and in its advertising, marketing and public relations materials that GMI is a licensee of the Software and to include in any such disclosure information about GMI, subject in each case to the prior written approval of GMI, which approval shall not be unreasonably withheld or delayed. Failure to obtain InterVoice-Brite's prior written consent of press releases shall be considered a material breach by InterVoice-Brite hereunder. Solely for the purpose of the foregoing, GMI grants to InterVoice-Brite the worldwide, non-exclusive, non-transferable (except as permitted under Section 12(e) (Assignment)), non-sublicensable and limited license to use and reproduce GMI trademarks on InterVoice-Brite's web site and in its advertising, marketing and public relations materials. InterVoice-Brite agrees to state in appropriate places on all materials using GMI trademarks that such trademarks are the trademarks of GMI, and to include the symbol
          (TM) or (R) as appropriate. InterVoice-Brite agrees not to take any action inconsistent with GMI's ownership of GMI trademarks and further agrees not to adopt, use or attempt to register any trademarks or trade names that are confusingly similar to GMI trademarks or in such a way as to create combination marks with GMI trademarks. Any

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

         reproduction of a GMI trademark shall be a true reproduction, and samples of all materials that use GMI trademarks shall be provided to GMI upon request. At GMI's request, InterVoice-Brite will modify or discontinue, in whole or in part, any use of GMI trademarks if, in GMI's sole discretion, InterVoice-Brite's use of GMI trademarks does not comply with GMI's then-current trademark usage policy and guidelines.

    (b)  NON-SOLICITATION.

         GMI and InterVoice-Brite agree that during the period beginning on the Effective Date ending [**] after termination or expiration of this Agreement, neither party shall actively solicit any employee(s) of the other party for employment or consulting services or otherwise encourage any employee(s) to leave the employment of the other party. The parties are agreeing to this non-solicitation provision with the understanding that each party has invested considerable time and money in training its employees and has a strong interest in retaining its employees. Further, each party acknowledges and agrees that the employees of the other have knowledge of information confidential and proprietary to the other that this provision is intended to protect. The restriction set forth in this Section 12 (b) shall not apply to the terminating party in the event that this Agreement is terminated pursuant to Section 10(a).

    (c)  GOVERNING LAW

         This agreement shall be governed by and interpreted in accordance with the laws of the State of Texas applicable to contracts to be executed and performed entirely within such State. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

    (d)  ENTIRE AGREEMENT

         This Agreement and the exhibits and schedules hereto, together with any accepted purchase orders, and the GMI OEM Agreement and the Joint Development and Co-Marketing Agreement between the parties, both of even date herewith, constitute the entire agreement between the parties with respect to the strategic relationship between them. This Agreement supersedes, and the terms of this Agreement govern, any prior or collateral proposals or agreements with respect to the subject matter hereof. This Agreement may only be modified by a written agreement signed by authorized representatives of each party.

    (e)  ASSIGNMENT

         Neither this Agreement nor any rights or obligations under it may be assigned without the other party's prior written consent except pursuant to a transfer of all or substantially all of a party's business and assets, whether by merger, sale of assets, sale of stock, or otherwise. Any attempted assignment or transfer in violation of the foregoing will be void. Subject to the above restriction on assignment, this Agreement shall inure to the benefit of and bind the successors and assigns of the parties.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

    (f)  NON-WAIVER

         Failure or delay on the part of either party to exercise any power, right, privilege or remedy hereunder shall not constitute a waiver thereof. A waiver of a default hereunder shall not operate as a waiver of any other default or of the same type of default on a future occasion.

    (g)  NO AGENCY CREATED

         The relationship of the parties under this Agreement shall be and at all times remain one of independent contractors, and the parties shall always represent themselves as such. This Agreement shall not be construed as creating an employee/employer, agency, partnership or joint venture between the parties, or authorize one party to make any agreement on behalf of the other party. Each party is responsible for independently managing, directing and performing its obligations under this Agreement.

    (h)  NOTICES

         All notices and other communications pertaining to this Agreement shall be in writing and shall be either (i) delivered in person, (ii) sent by first class registered or certified mail, postage prepaid, return receipt requested, or (iii) sent by major commercial overnight courier, in each case properly posted to the other party at the address set forth above. All such notices, consents, approvals and reports shall be deemed given at the time of actual delivery in person, three (3) business days after deposit in the mail as set forth above, or one (1) day after delivery to an overnight air courier service, as applicable. All notices or communications from InterVoice-Brite to GMI pertaining to this Agreement shall be delivered to the address set forth in the introduction of this Agreement with a copy to its General Counsel. All notices or communications from GMI to InterVoice-Brite pertaining to this Agreement shall be addressed as follows: Corporate Secretary, 17811 Waterview Parkway, Dallas, TX 75252. Either party may change its address from time to time by notice to the other party given in accordance with this Section 12(h).

    (i)  CONFIDENTIALITY OF THIS AGREEMENT

         Either party may disclose its relationship with the other party, but neither may disclose the terms of this Agreement to anyone other that its attorneys, accountants and other advisors, who in each case agree to maintain the confidentiality of the terms of this Agreement or subject notice and execution of a non-disclosure agreement by the third party in connection with a financing or transfer of all or substantially all of its business or assets, whether by sale, merger or other combination, except pursuant to a mutually agreeable press release which shall be issued by the parties promptly following execution hereof, or as otherwise approved by the other party in writing or required by law.

    (j)  EXCLUSIVITY.

         During the Term, GMI will not directly or indirectly distribute, develop or have developed any product or functionality substantially similar to all or any part of the OneVoice VoiceXML Media Gateway, as more particularly described in the document of the same name executed concurrently herewith.

         Except as otherwise set forth in this section 12 (j), each party acknowledges that this Agreement does not create an exclusive agreement between the parties. Either party may design, develop, manufacture, acquire or market competitive products or services.


    (k)  AUTHORITY


--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

         Each party represents that it has full power to enter into and perform this Agreement, and the person signing this Agreement on such party's behalf has been duly authorized and empowered to enter in this Agreement.

    (l)  DISPUTE RESOLUTION

         The parties will attempt in good faith to informally resolve any dispute arising out of or relating to this Agreement according to the following procedure. Upon written request of a party identifying a dispute, each party will designate a management representative with the responsibility and authority to resolve the dispute. The designated management representatives will initially meet within fifteen (15) days after the request is received from the requesting party. At this first meeting, the designated management representatives will identify the scope of the dispute and the information needed to discuss and attempt to resolve the dispute. These management representatives will then gather relevant information regarding the dispute and will meet to discuss the issues and negotiate in good faith to resolve the dispute. Such second meeting will occur within fifteen (15) days after the initial meeting. Nothing in this Section 12(l) will restrict the right of either party to apply to a court of competent jurisdiction for injunctive relief or damages at any time. However, the right of either party to file a lawsuit does not abrogate each party's obligations under this Section 12(l).

         Should any dispute, claim or controversy remain unresolved at the end of the time periods set out in the paragraph above, then all remaining matters shall be referred to an office of J.A.M.S located in or near the city of the party that did not initiate the dispute for mediation, that is, an informal, non-binding conference or conferences between the parties in which a retired judge or justice for the J.A.M.S panel will seek to guide the parties to a resolution of the dispute between them.

         No provision of, or the exercise of any rights under this Section 12(l) shall limit the right of any party to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from any court having jurisdiction before, during or after the pendency of any mediation. The institution and maintenance of an action for pursuit of provisional or ancillary remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to mediation.

    (m)  REMEDIES.

         The parties acknowledge and agree that any actual or threatened breach of this Agreement will constitute irreparable harm for which monetary damages would be an inadequate remedy, and that in such event the non-breaching party shall be entitled to obtain immediate injunctive relief to protect its rights under this Agreement. If GMI continues to use or sell the Systems or Integrated Systems or sublicense the Software or Documentation after its right to do so has terminated or expired, InterVoice-Brite will be entitled to immediate injunctive relief without the requirement of posting bond, including an order directing that any copies of the System, Integrated System, Software or Documentation, or any portion thereof, that GMI attempts to import into any country or territory be seized, impounded and destroyed by customs officials. If any legal action is brought to enforce this Agreement, the prevailing party will be entitled to recover its reasonable attorneys' fees and costs.

    (n)  SEVERABILITY

         If any term, condition, or provision in this Agreement is found by a court of competent jurisdiction to be invalid, unlawful or unenforceable to any extent, the parties shall endeavor in good faith to replace such provision with a provision that will preserve, as far as possible, the purposes intended by the parties under the provision held invalid, unlawful or unenforceable. If the parties fail to agree on such an amendment, the invalid, unlawful or unenforceable provision shall be changed and interpreted so as to best accomplish the objectives of such provision within the limits of applicable law.

    (o)  HEADINGS


--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

         The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section, or in any way affect this Agreement.

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

    (p)  COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. To expedite order processing, the parties may treat faxed counterparts of this Agreement (including signed counterparts) as originals; nevertheless, either party may require the other to exchange original signed documents.

    (q)  COMPLIANCE WITH LAWS

         (i) LOCAL LAWS. InterVoice-Brite and GMI shall comply with all applicable laws, regulations and other legal requirements of, and shall at its sole expense obtain and maintain the governmental authorizations, registrations and filings required by, any jurisdiction in connection with the execution or performance of this Agreement.

         (ii) UNLAWFUL PAYMENTS. Neither InterVoice-Brite nor GMI will use any payment or other benefit derived from this Agreement to offer, promise or pay any money, gift or other thing of value to any person for the purpose of influencing official actions or decisions with respect to this Agreement, while knowing or having reason to know that any portion of such money, gift or thing will, directly or indirectly, be given, offered or promised to
               (i) an employee, officer, or other person acting in an official capacity for any government or its instrumentalities, or (ii) any political party, party official or candidate for political office.

         (iv) EXPORT CONTROLS. InterVoice-Brite hereby acknowledges and agrees that it will not export or re-export the Software, any System, the Integrated System or the Documentation supplied by InterVoice-Brite, or any part thereof, directly or through third parties, in contravention of any export laws, regulations or decrees of the United States government or any agency thereof.

    (r) U.S. GOVERNMENT END USERS. Any software provided under this Agreement is commercial computer software developed exclusively at private expense, and in all respects is proprietary data belonging to InterVoice-Brite and/or its licensors and suppliers. All software is a "commercial item" as that term is defined in 48 C.F.R. 2.101, consisting of "commercial computer software" and "commercial computer software documentation" as such terms are used in 48 C.F.R. 12.212 and
         227.7202. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, all U.S. Government end users acquire the software only as commercial items and with only those rights as are granted to all other Customers pursuant to the terms and conditions of this Agreement. Unpublished rights are reserved under the copyrights laws of the United States.


===================================================== ================================================
            FOR INTERVOICE-BRITE, INC.                             FOR GENERAL MAGIC, INC.
----------------------------------------------------- ------------------------------------------------


  /s/ Rob-Roy J. Graham                                   K.M. Layton
----------------------------------------------------- ------------------------------------------------
                     Signature                                            Signature

      Rob-Roy J. Graham                                   Kathie Layton
----------------------------------------------------- ------------------------------------------------
                    Name (Type)                                          Name (Type)
      CFO                                  3/28/02        President/CEO                     3/28/02
----------------------------------------------------- ------------------------------------------------
Title                                        Date     Title                                      Date

===================================================== ================================================

--------------------------------------------------------------------------------
PROPRIETARY AND CONFIDENTIAL INFORMATION OF INTERVOICE-BRITE, INC.

                                   SCHEDULE A

                                   PRICE LIST

                                   IVB GATEWAY

                         STANDARD PRICING [**] SCHEDULE


Product List Pricing
VXML Gateway
General Magic, Inc.

                                   [**]
SPAN BASED PRICING                STATUS

----------------------------------------------------
Voice XML Gateway
(basic telephony support)

SW
         Per Span (24 ports):         [**]

HW
         2 Spans (48 ports):          [**]
         4 Spans (96 ports):          [**]

----------------------------------------------------


----------------------------------------------------
Speech Access -- Speech Recognition

SpeechWorks
         Per Span (24 ports):         [**]

Nuance
         Per Span (24 ports):         [**]

HW
        Resource Card (per 48 ports): [**]

----------------------------------------------------


DESCRIPTION OF IVB GATEWAY. The license granted to GMI under this Agreement permits GMI, among other things, to reproduce and distribute a GMI-branded version of the IVB Gateway that is VoiceXML 2.0 compliant and that has been enhanced to reflect GMI's look and feel at InterVoice-Brite's [**] for the IVB Gateway and related support, less [**] reflected in above. This version of the VoiceXML Gateway is expected to be available in [**].

ANNUAL END USER REALCARE AND SSP FEES:

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

RealCare Fees:     [**] of the fees paid with respect to each accepted purchase order
SSP Fees:          [**] of the fees paid with respect to each accepted purchase order

ANNUAL GMI REALCARE AND SPP FEE SCHEDULE FOR INITIAL SOFTWARE AND BOARDS [**] FOR USE BY GMI REFERENCED IN SECTION 3(m):

$[**]

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE B

                                GMI [**] SCHEDULE
                                  CONFIDENTIAL



1. [**] schedule for the Base Systems and components of the C Group as identified on the Price List. [**] does not apply to development or demonstration systems. [**] only applies to retail list priced Systems and Software included in the C Group and may not be taken [**] offered by InterVoice-Brite, unless otherwise specified by InterVoice-Brite.

2.      Step                        Dollar Volume                       [**]
        ----                        -------------
                          (24 month schedule, dollar sales)
         1                            0      -   $   200,000                [**]
         2                     $   200,001   -   $   500,000                [**]
         3                     $   500,001   -   $   750,000                [**]
         4                     $   750,001   -   $1,000,000                 [**]
         5                     $1,000,001+                                  [**]

3. GMI has projected that during the initial [**]. Term of this Agreement, GMI's sales volume of the systems, software licenses and services set forth in Schedule A, based on the purchase prices after any applicable [**], will be [**], which qualifies GMI for a Step 1 discount level. INTERVOICE-BRITE shall permit GMI to purchase equipment and software licenses during the initial [**] of this Agreement at the [**] for the initially projected sales volume.

4. At the end of each [**] period for so long as this Agreement remains in effect, GMI and INTERVOICE-BRITE will review the performance of GMI against the forecast projection and the outlook for the [**]. Upon completion of the review by GMI and INTERVOICE-BRITE, GMI and INTERVOICE-BRITE will mutually agree to [**] for the ensuing [**].

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE C

                                AGREED COUNTRIES

------------------------------------------------------------------------------------------
COUNTRY                    HOMOLOGATED PROTOCOL TYPE                BOARD TYPE
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 3 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                       AI5 Type 4 MB
------------------------------------------------------------------------------------------
[**]                                 Analog                       AI5 Type 4 DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                   T1                               T1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                  SS7                               E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 1 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 2 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 7 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                   T1                               T1
------------------------------------------------------------------------------------------
[**]                                  ISDN                              T1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 2
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                   R2                               E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                   T1                               T1
------------------------------------------------------------------------------------------
[**]                                  ISDN                              T1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 2 MB & DB
------------------------------------------------------------------------------------------

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

------------------------------------------------------------------------------------------
[**]                                 Analog                             E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 6 MB & DB
------------------------------------------------------------------------------------------
[**]                                  DDI                               E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 1 MB & DB
------------------------------------------------------------------------------------------
[**]                                  DDI                               E1
------------------------------------------------------------------------------------------
[**]                                 Analog                       AI5 Type 1 MB
------------------------------------------------------------------------------------------
[**]                                 Analog                       AI5 Type 1 DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog
------------------------------------------------------------------------------------------
[**]                                   E1                               E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 1 MB & DB
------------------------------------------------------------------------------------------
[**]                                   E1                               E1
------------------------------------------------------------------------------------------
[**]                                   E1                               E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 1 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 5 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                   R2                               E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 2 MB & DB
------------------------------------------------------------------------------------------
[**]                                  CAS                               E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                   T1                               T1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------

The listed countries have the CP Telephony interfaces listed under protocol type Homologated for the referenced countries.

Contact InterVoice-Brite sales support with specific CP or country homologation questions.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE D

                                  GMI PRODUCTS



magicTalk(R) Enterprise Platform

                                   SCHEDULE E

                            INTERVOICE-BRITE SUPPORT



1.      SUPPORT.

        1.1 BY GMI. GMI will be solely responsible for providing first-level and second-level support to each End User who contracts and pays for such service. First-level and second level support shall include at a minimum those services detailed in Section 2 below.

        1.2 BY INTERVOICE-BRITE. Subject to the terms and conditions of this Agreement, including the payment of mutually agreed applicable fees for remedial maintenance services ("RealCare Services") and SSP Services for the Systems and Software, pursuant to Section 7(e) of the Agreement, InterVoice-Brite will use [**] efforts to provide to GMI third-level support with respect to End Users, and direct support and training services to GMI for the Systems and Software as described in this Schedule E. InterVoice-Brite will be responsible for providing these services only to GMI, and not directly to the End Users or to GMI subdistributors, unless the End User or subdistributor contracts directly with InterVoice-Brite for support services.

        1.3 INTERVOICE-BRITE shall provide RealCare Services [**] for the [**] after license of the Systems and Software (whether privately branded or not), and [**] at the rate specified in Schedule of this Agreement. SSP Services [**] and must be purchased prior to provisions of such SSP Services. Provision of SSP Services will require payment of SSP fees specified in Schedule A of this Agreement. GMI shall elect on behalf of each End User to receive RealCare Services or RealCare Services and SSP Services with respect either to all or none of the licenses for the Systems and Software granted pursuant to this Agreement. Should GMI elect with respect to any End User not to receive or not to renew its right to receive RealCare Services and/or SSP Services, and subsequently desire to initiate or renew such services, GMI shall pay to InterVoice-Brite an amount equal to the unpaid RealCare Services and/or SSP fees that would have been due for the period during which RealCare Services and/or SSP Services were not received.

2.      GMI SUPPORT SERVICES.

        2.1 GMI shall offer, at a minimum, the following first level support services to each End User who sublicenses the Systems and/or Software from GMI, and shall provide such services to each End User who contracts and pays for such services:

               (a) direct response to all inquiries by designated End User personnel with respect to installation, operation, performance, features or functionality of the Systems and Software;

               (b) direct response to all inquiries by designated End User personnel with respect to errors or deficiencies in the performance of the Systems and Software;

               (c) diagnosis and resolution of each such reported error or deficiency by reference to the Documentation, to InterVoice-Brite's technical support information database or to other materials made available by InterVoice-Brite to GMI for such purposes; and


--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (d) communication of any work-around or correction of the error or deficiency the designated personnel of the End User.

        2.2 If, after using [**] efforts, GMI is unable to diagnose or resolve a reported error or deficiency in the performance of the Systems and/or Software, it shall immediately report the matter to InterVoice-Brite, deliver to InterVoice-Brite the information and data reasonably necessary to enable InterVoice-Brite to reproduce and correct the error or deficiency, and deliver to GMI for delivery by GMI to the End User of any resolution provided by InterVoice-Brite in response.

        2.3 GMI shall also offer the following services to End Users who receive the Systems and/or Software from GMI, and shall provide such services to each End User who contracts and pays for such services:

               (a) regular training for designated End User personnel on the features, functionality, installation and operation of the Systems and Software; and

               (b) prompt distribution to the End User of all Updates that InterVoice-Brite may make available to GMI for distribution during the Term of this Agreement, provided, however, that the End User must be current in its payment of all applicable Maintenance and Support Fees for the period during which the Update is released. In order for an End User to receive Updates and Upgrades for the Systems and Software, GMI must elect on behalf of such End User purchase of SSP Services.

3.      INTERVOICE-BRITE REALCARE SERVICES AND SSP SERVICES.

        3.1 Commencing upon GMI's receipt of the Systems and/or Software, and for so long as GMI is current in the payment of all RealCare Services, InterVoice-Brite will provide to GMI the RealCare Services described in this
Schedule:

                (a) TELEPHONE SUPPORT. InterVoice-Brite will provide telephone support services to GMI's designated support contacts from 8:30 a.m. to 5:30 p.m. Central Standard Time (site specific times 8:30 AM to 5:30 PM), Monday through Friday, excluding regularly scheduled InterVoice-Brite holidays. Telephone support will consist of the following:

                      (i) Clarification of functions and features of the Systems and, guidance in the installation, operation and performance of the Systems and Software, and clarification of the Documentation; and

                (b) Assistance in diagnosing and resolving suspected Errors in the Systems and Software. "Error" means a reproducible defect or deficiency in the Systems and Software that causes the Systems and Software not to operate [**] and that, despite GMI's [**] efforts, cannot be resolved by reference to the Documentation, to InterVoice-Brite's technical support information database or to other materials made available by InterVoice-Brite to GMI for such purposes.

        3.2 RESOLUTION OF ERRORS. InterVoice-Brite will use [**] efforts to acknowledge GMI's report of an Error within [**], and to initially respond to the report within [**] with a course of action to verify and resolve the reported Error. InterVoice-Brite will prioritize reported Errors in consultation with GMI, and will use commercially reasonable efforts to provide a prompt resolution to each reported Error. Resolution may include: (a) a determination that the Error is not reproducible; (b) a determination that the Error is an enhancement request; (c) guidance on the installation,

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

function and operation of the Systems and Software; (d) the creation of a workaround for an Error in the Systems and/or Software, as applicable; or (e) the creation of modifications to the Systems and/or Software, as applicable, that enable the temporary or permanent correction of an Error therein. InterVoice-Brite will provide GMI reasonable access to its Error tracking database so that InterVoice-Brite may determine the status of InterVoice-Brite's progress with respect to Errors reported by GMI. InterVoice-Brite shall either resolve the Error or provide a workaround acceptable to GMI.

        3.3 PLACE OF PERFORMANCE. The RealCare Services provided by InterVoice-Brite hereunder shall be performed remotely from InterVoice-Brite's facilities in the United States. Upon GMI's request, and subject to availability, InterVoice-Brite may elect to furnish qualified personnel for on-site assistance to GMI or End Users to resolve Errors in the Systems and Software. In such event, GMI shall pay InterVoice-Brite at its [**] for the time of required personnel and [**] InterVoice-Brite for reasonable [**] of such personnel incurred in rendering the requested assistance.

        3.4 SERVICE LIMITATIONS. InterVoice-Brite will have no obligation with respect to any Error arising out of use of the Systems and Software other than in accordance with this Agreement. In addition, InterVoice-Brite will have no obligation with respect to any Error not attributable to InterVoice-Brite, including but not limited to an Error resulting from or related to any of the following causes: (a) installation or use of the Systems and/or Software other than in accordance with the Documentation; (b) any alteration of, modification of or addition to, or attempted alteration of, modification of or addition to the Systems and/or Software undertaken by other than InterVoice-Brite or its authorized representatives; (c) accident, neglect, failure or fluctuation of electric power, air conditioning or humidity control, or unusual physical, electrical or electromagnetic stress; (d) combination, merger or use of the Systems and/or Software with any hardware, software or telecommunication interfaces not supplied or identified as compatible by InterVoice-Brite, or not meeting or maintained in accordance with InterVoice-Brite's specifications; (e) maintenance or repair of the Systems and/or Software, as applicable, not performed by or at the direction of InterVoice-Brite; (f) failure to implement within three (3) months all Updates and Error corrections issued by InterVoice-Brite; or (g) use of any release of the Systems and/or Software, as applicable, other than the current release or the one immediately preceding it. Any services performed by InterVoice-Brite at its sole discretion in connection with Errors described in the preceding sentence or otherwise outside the scope of the Agreement will be billed to GMI at InterVoice-Brite's [**]

        3.5 RESPONSIBILITIES OF GMI. InterVoice-Brite's provision of RealCare Services and SSP Services is subject to the following:

               (a) GMI must select at least [**] and not more than [**] qualified GMI employees as Designated Support Contacts, who shall be identified below. In order to avoid interruptions in RealCare Services and/or SSP Services, GMI must notify InterVoice-Brite whenever the duties of a Designated Support Contact are transferred to another GMI employee.

               (b) GMI will properly train its Dedicated Support Contact(s) and all other of its personnel responsible for rendering support services to End Users in the installation, operation, support and maintenance of the Systems and Software.

               (c) GMI will document and promptly report all Errors in the Systems and Software to InterVoice-Brite. Upon InterVoice-Brite's request, GMI shall obtain and provide to InterVoice-Brite system information, transaction data and reproducible test cases as necessary to determine the nature of the Error and to isolate any defects in the Systems and Software.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (d) GMI will provide InterVoice-Brite reasonable access to the Dedicated Support Contact(s) and such of GMI's personnel and equipment as may be necessary to verify, analyze and resolve any unresolved Error reported by GMI. This access must include the ability to remotely access the equipment on which the Systems and Software is operating and to obtain the same access to the equipment as those of GMI's employees having the highest privilege or clearance level. InterVoice-Brite will inform GMI of the specifications of the equipment and associated software needed for such remote access, and GMI will be responsible for the costs and use of said equipment at GMI's site.

               (e) GMI will supply first and second level support to End Users as required above in this Exhibit, and will not refer any End User directly to InterVoice-Brite for support services, except where the End User has contracted directly with InterVoice-Brite for such services.

               (f) GMI will utilize any tools provided by InterVoice-Brite to report, track and resolve Errors. These tools may include an e-mail account and an online Error tracking database accessible through the InterVoice-Brite website.

        3.6 SSP Services.

               (a) SSP Services. For the period covered by the annual charges ("SSP Fees") listed on the applicable purchase order for the Software and System(s) ("Covered Software and Systems") licensed under the OEM Agreement, GMI is entitled to receive a license to all software Upgrades and Updates released and marketed by InterVoice-Brite (the "SSP Services") for the Covered Software and Systems, including for: (a) InterSoft, InVision and Windows NT operating system software (collectively, "Standard Software Upgrades") licensed by GMI for the Covered Software and System(s); and (b) any Feature or Interface (as such terms are defined below) licensed by GMI for use with the Covered Software and System(s) (collectively, "Feature and Interface Upgrades"). For purposes of the SSP Services, the term a "Feature" means any feature which provides or enables, voice recognition functionality, text to speech functionality, fax functionality, data connect functionality or system management functionality; and the term "Interface" means any CTI interface, database interface, host interface, or telephony interface. InterVoice-Brite may from time to time offer new or different features and/or interfaces, and all such features and Interfaces shall be deemed "Features" and "Interfaces" for purposes of this Addendum and the OEM Agreement. InterVoice-Brite reserves the right to determine, in its sole discretion, whether to market any upgrade or update to the Windows NT Operating System made available by Microsoft, or any Feature or Interface made available by the third party supplier of such Feature or Interface. All Standard Software Upgrades and/or Feature and/or Interface Upgrades, will be provided pursuant to the terms and conditions (including payment, distribution, licensing and proprietary rights provisions) of the OEM Agreement between the parties. For the

               (b) By purchasing SSP Services with respect to Covered Software and Systems listed on the applicable purchase order, GMI commits to purchase SSP Services for a [**] period as designated in the applicable purchase order (hereinafter known as the "Initial Term"), commencing on the date that the warranty period for the Covered Software and/or System commences. NOTWITHSTANDING ANY PROVISION OF THE OEM AGREEMENT, GMI MAY NOT CANCEL SSP SERVICES DURING THE INITIAL TERM. After the Initial Term, GMI may cancel SSP Services for Covered Software and/or Systems upon [**] prior written notice to InterVoice-Brite, otherwise InterVoice-Brite's obligation to provide SSP Services and GMI's obligation to purchase SSP Services will automatically renew on [**].

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               (c) GMI understands that GMI is solely responsible for ensuring hardware compatibility of its End Users. In the event a Standard Software Upgrade will not work with the version of the hardware or other software being utilized by the End User, InterVoice-Brite shall have no obligation to modify, enhance or otherwise change such Upgrade to make it compatible and will have no liability therefor.

               (d) Exclusions. The SSP Services are only available for Covered System. The SSP Services expressly exclude any and all custom software and software customizations developed pursuant to OEM specifications or requirements, including, without limitation, all custom or customized: applications, call-flows, interfaces (database, CTI, host or telephony), features, macros and DLLs. The SSP Services expressly exclude any and all installation services, software or interface modification services, services related to integrating the Standard Software Upgrades or Feature or Interface Upgrades with other hardware or software and any other services required to implement such Upgrades. The SSP services also expressly exclude any computer or hardware modifications, additions or upgrades required to implement any Standard Software Upgrade and/or Interface or Feature Upgrade. GMI may separately purchase any such installation services, integration services, software customization services, and/or hardware upgrades, pursuant to the OEM Agreement between the parties. The SSP Services also expressly exclude any Features, Interfaces, functions or applications, and upgrades or updates thereto, that are sold separately from the Covered Software and Systems and which are not separately purchased or licensed by GMI.

               (e) UPDATES AND UPGRADES FOR GMI INTERNAL USE LICENSES. During the Term of this Agreement, Updates and Upgrades shall be made available [**] to GMI solely for GMI's internal use licenses.

               (f) For the purposes hereof, "Update" means error corrections, patches, modifications and enhancements to the Software and Systems made generally available by InterVoice-Brite at no additional fee (other than shipping charges) to its licensees contracted to receive SSP Services for the time period during which the Update is made generally available. Updates shall not include any Upgrades. For the purposes hereof, the term "Upgrades" means any new releases or new versions of the Software and Systems that InterVoice-Brite licenses for an additional fee or provides at no additional fee (other than shipping charges) to its licensees contracted to receive SSP Services for the time period during which the Upgrade is made generally available. Upgrades shall not include software that InterVoice-Brite prices as a product offering separate from the Software and Systems.

        3.7 TRAINING. InterVoice-Brite shall provide up to [**] GMI employees initial training in the installation, support, maintenance and operation of the Software and Systems, specifically including the IVB Gateway. At GMI's request, InterVoice-Brite may in its discretion provide training for additional GMI employees at a rate to be agreed upon by the parties, and subject to prior enrollment commitments. If InterVoice-Brite issues an Update of the Systems or Software for which it provides additional training, InterVoice-Brite shall notify GMI and upon GMI's request enroll up to [**] GMI employees in the next available training course, [**], subject to prior enrollment commitments. GMI will pay all travel and living expenses incurred by its personnel in obtaining training provided by InterVoice-Brite hereunder.

        3.8 ADDITIONAL INTERVOICE-BRITE SERVICES. InterVoice-Brite will furnish to GMI information related to InterVoice-Brite's technical support documentation regarding installation, function and operation of the Systems and Software. GMI shall also have access to such other InterVoice-Brite tools relating to the installation, configuration, operation, maintenance and support of the Systems and Software as may become commercially available during the Term of the Agreement, on such terms and conditions as are provided in the Agreement.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        3.9 TERMINATION OF SUPPORT. In the event that InterVoice-Brite terminates support for a specific version or release of the Software and Services, InterVoice-Brite's support obligations to GMI with respect to that product shall terminate at the same time such support is terminated for InterVoice-Brite's direct customers and subject to the same notice period, provided that such notice period shall not be less than [**].

        3.10 OWNERSHIP. All Updates, Upgrades, Error corrections and any other changes, improvements, extensions or other modifications or additions to the Systems and Software provided hereunder shall be deemed a part of the Systems and Software, and their use will be governed by and subject to all terms and conditions of the Agreement.

        3.11 LABOR AND PARTS. Except as otherwise provided herein, for the applicable Charges InterVoice-Brite will provide at its own expense all labor and parts which, in the opinion of InterVoice-Brite service personnel, are necessary for providing the remedial maintenance services required by this Agreement. Only new or refurbished parts which are equivalent to new in performance will be used under this Agreement. All parts and products removed for replacement by InterVoice-Brite or GMI or the End User shall become the property of InterVoice-Brite, and in the event any part or product is removed by any person not under the control of InterVoice-Brite, such part or product shall be immediately returned to InterVoice-Brite. GMI or the End User shall pay InterVoice-Brite for any removed parts and products which are not returned to InterVoice-Brite in accordance with this Agreement within [**] of their removal.

        3.12 RESPONSIBILITIES OF GMI OR END USER. InterVoice-Brite service personnel shall specify the time required for performing maintenance services, and GMI or End User shall provide InterVoice-Brite access to the System(s) during such specified time. GMI or End User shall, at no charge to InterVoice-Brite, provide InterVoice-Brite access to and use of any equipment and peripheral devices in support thereof which, in the opinion of InterVoice-Brite service personnel, are reasonably necessary to enable the performance of the remedial maintenance services described in this Agreement. GMI or End User shall be responsible for the procurement, installation and maintenance of all non-InterVoice-Brite communications media, including but not limited to, telephone equipment used for the remote transmission of data and computer access. Expenses for such communications media used in connection with the performance of the maintenance services provided under this Agreement shall be borne by GMI or End User. GMI or End User shall maintain diagnostic media supplied by InterVoice-Brite and be responsible for providing diagnostic support of maintenance to the System(s) in accordance with the procedures and instructions provided to GMI or End User by InterVoice-Brite. GMI or End User shall not perform, or attempt to perform or cause to be performed, any other maintenance or repair to the Systems during the term of this Agreement unless specifically requested by InterVoice-Brite. GMI or End User shall, at InterVoice-Brite's request, record such operating information and maintain such usage records as may be specified by InterVoice-Brite.

        3.13 MODIFICATION OF EQUIPMENT. In order to facilitate the maintenance services provided hereunder, InterVoice-Brite may, at its discretion, make or cause to be made, modifications to any Systems covered by this Agreement GMI or End User shall provide access during the Period of Service to the Systems to be modified upon notification from InterVoice-Brite that a modification is to be made.

        3.14 ADDITIONAL SYSTEMS. Any InterVoice-Brite System(s), System upgrades and/or expansions, acquired by GMI or End User during the term of this Agreement may be included in the System(s) covered under this Agreement upon election of GMI or End User and, if so included, shall be subject to payment of the Charges in the amount and manner set forth in the OEM Agreement.

        3.15 ADDITIONAL SERVICES. GMI agrees to pay InterVoice-Brite, [**], for all maintenance and remedial services rendered and replacement and/or spare parts provided hereunder which are not covered by the monthly or annual

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Charges for the applicable System(s). Any oral or written request by any employee of GMI for services or parts not covered by the Charges will serve as a purchase order for the requested services and/or parts, and GMI will pay for such services and/or parts within [**] from the date of invoice.
InterVoice-Brite may, in its sole and absolute discretion, require GMI to provide written confirmation of any such purchase order before the requested additional services and/or parts are provided.

4.      SUPPORT LEVELS.

        4.1 "Level 1 Support" shall mean the service provided in response to the initial inquiry placed by an end user regarding product operation generally or which identifies and documents an Error in the System or Software.

        4.2 "Level 2 Support" shall mean the service provided to analyze or reproduce the Error or to determine that the Error is not reproducible.

        4.3 "Level 3 Support" shall mean the service provided that isolates the Error to a component level of the Systems or Software, provided such Error is reproducible by GMI and/or InterVoice-Brite and does not relate solely to enhancements or other modifications made by GMI, and in such case provides an Error correction or a circumvention (followed as promptly as practicable by an Error correction.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE F

                                ESCROW AGREEMENT


        This Agreement is entered into by and among InterVoice-Brite, Inc., hereinafter referred to as "InterVoice-Brite", [**], hereinafter referred to as the "Escrow Agent", and General Magic, Inc. hereinafter referred to as "Customer".

        WHEREAS, Customer has purchased or intends to purchase and/or license, by means of an agreement (the "License Agreement"), certain hardware and software products from InterVoice-Brite; and

        WHEREAS, Customer desires the use of said software products despite the bankruptcy or dissolution of InterVoice-Brite, the failure of InterVoice-Brite to support such products, or the discontinuance of such software products;

        NOW THEREFORE, the parties hereto agree as follows:

1. Simultaneously with the execution of this Agreement, InterVoice-Brite shall promptly deliver to the Escrow Agent a true and correct copy of the source code for the Software (as such term is defined in the License Agreement) together with related documentation and schematics for such Software, and, as developed, all new releases, enhancements and corrections thereof or thereto (all being collectively referred to as the "Documentation") delivered to Customer under the Agreement; provided, however, that the Documentation will not include any Software provided to InterVoice-Brite by third party vendors. The Escrow Agent shall not be responsible for verifying the contents of the delivered Documentation and is held harmless by Customer for any missing or incomplete items not delivered by InterVoice-Brite to said Escrow Agent. The Escrow Agent shall hold the Documentation in escrow and shall not release to Customer unless or until one or more of the following acts occur (a "Default"):

        A. The License Agreement is terminated because of a default by InterVoice-Brite, as described in the License Agreement.

        B. InterVoice-Brite has ceased to market or provide maintenance or support required by the License Agreement for the Software.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        C. InterVoice-Brite has ceased business operations generally or has transferred all or substantially all of its assets or its obligations set forth in the License Agreement to a third party which is not willing to assume all of the obligations of InterVoice-Brite under the License Agreement.

2. In the event of a Default, the Escrow Agent shall release the Documentation held in escrow in accordance with the following procedures:

        A. Within five (5) business days following receipt of written notice from Customer of the occurrence of a Default (the "Escrow Notice"), the Escrow Agent shall give InterVoice-Brite written notice thereof (the "InterVoice-Brite Notice") and shall confirm the giving of the InterVoice-Brite Notice in writing to Customer.

        B.     In the event Escrow Agent receives from Customer within such five
               (5) business day period, a written statement withdrawing the Escrow Notice, the Escrow Agent shall notify InterVoice-Brite of such withdrawal and this Agreement shall continue in full force and effect as if the Escrow Notice had not been provided to the Escrow Agent.

        C. In the event InterVoice-Brite disputes the existence of a Default, InterVoice-Brite shall, within five (5) business days after receipt of the InterVoice-Brite Notice from the Escrow Agent, give to the Escrow Agent and Customer written notice thereof (the "Counter-Notice"). The Counter-Notice shall set forth (i) a demand to not provide the escrowed Documentation to Customer hereunder, and (ii) a statement setting forth facts supporting the basis for InterVoice-Brite's dispute.

        D. If the Counter-Notice is received by the Escrow Agent before the close of business on the last day of such five (5) day period, the Escrow Agent shall, within five (5) business days after receipt of the Counter-Notice, give Customer written notice thereof and withhold provision of the escrowed Documentation to Customer pending receipt of either (i) a certified copy of the award of the arbitrator Pursuant to Section 3 hereof, or (ii) other instructions signed jointly by authorized officers of Customer and InterVoice-Brite. If after giving InterVoice-Brite Notice, Escrow Agent does not receive written notice from InterVoice-Brite or Customer in accordance with subsection (B) or
               (C) of this Section 2, the Escrow Agent shall immediately deliver the escrowed Documentation to Customer. If Customer receives Documentation, hereunder, Customer shall only use the Documentation as necessary to modify, enhance, maintain and update the InterVoice-Brite Software.

        E. Notwithstanding any other provisions of the Agreement, the Escrow Agent shall promptly deliver the escrowed Documentation to the party designated in writing signed jointly by Customer and InterVoice-Brite.

3.      Arbitration

        A. In the event the Counter-Notice is given by InterVoice-Brite, the controversy as to the existence of a Default shall be settled by Arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The hearing shall be held in Dallas, Texas or such other location as Customer and InterVoice-Brite may mutually agree before an arbitrator who was selected by the American Arbitration Association as being reasonably familiar with telecommunications and computer industries. In rendering a decision, the arbitrator shall make specific findings of fact and take into account any applicable judicial precedents and industry practice in the telecommunications and computer industries. The decision of the arbitrator shall be binding and conclusive on all parties involved, to the extent permitted by applicable law, and judgment upon the decision may be entered in the highest court of any forum, federal or state, having jurisdiction.

        B. Immediately after receipt of a certified copy of an award from the arbitrator that finds the existence of a Default, the Escrow Agent shall deliver to Customer the escrowed Documentation. In the event the arbitrator finds to the contrary, the Escrow Agent shall withhold delivery of the escrowed Documentation and this Escrow Agreement shall continue in full force and effect as if the Escrow Notice had been communicated to the Escrow Agent.

        C. All fees charged by the American Arbitration Association and all attorney's fees and costs, shall be paid by the non-prevailing party to the arbitration. However, each party shall be responsible for payment of all fees and expenses connected with the presentation of its respective case.

4. The escrow agent shall receive from Customer the sum of [**] for opening the escrow account and the sum of [**] per annum thereafter for continuation of same.

5. Governing Law. This Agreement shall be governed by the laws of the State of Texas, without regard to conflict of law rules. The successful party in any action brought as a result of this Agreement shall be entitled to recover from the unsuccessful party reasonable attorney's fees and costs of court, in addition to any other relief to which it may be entitled by prosecution or defending such action.

6. Validity. If any provision herein, or party thereof, is held to be invalid, illegal or unenforceable, the remainder of the Agreement, or other parts or applications of such provision shall not be affected thereby.

7. BANKRUPTCY. IVB and GMI acknowledge that this Escrow Agreement is an "agreement supplementary to" the License Agreement as provided in
        Section 365(n) of Title 11, United States Code ("Bankruptcy Code"). InterVoice-Brite acknowledges that if InterVoice-Brite, as a debtor in possession or a trustee in bankruptcy in a case under the Bankruptcy Code, rejects the License Agreement or this Escrow Agreement, IVB may elect to retain its rights under the License Agreement and this Escrow Agreement as provided in Section 365(n) of the Bankruptcy Code. Neither InterVoice-Brite nor such bankruptcy trustee will interfere with the rights of GMI as provided in the License Agreement and this Escrow Agreement, including the right to obtain the Documentation.



Executed this the _____ day of _________________, 2002.

InterVoice-Brite, Inc.


By: ______________________________

Its: _____________________________


Customer:  _______________________


By: ______________________________

Its: _____________________________


ESCROW AGENT

NAME:   [**]
        Attorney at Law

Address of Escrow Agent:
[**]
[**]
RICHARDSON, TX 75081
Phone Number: [**]


--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.